                                                                     EXHIBIT 4.2

                                LINUXCARE, INC.

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

                               DECEMBER 17, 1999

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
1.   Registration Rights                                          1

     1.1  Definitions                                             1
     1.2  Request for Registration                                3
     1.3  Company Registration                                    4
     1.4  Form S-3 Registration                                   5
     1.5  Obligations of the Company                              6
     1.6  Information from Holder                                 7
     1.7  Expenses of Registration                                7
     1.8  Delay of Registration                                   8
     1.9  Indemnification                                         8
     1.10 Reports Under Securities Exchange Act of 1934          10
     1.11 Assignment of Registration Rights                      10
     1.12 Limitations on Subsequent Registration Rights          11
     1.13 "Market Stand-Off" Agreement                           11
     1.14 Termination of Registration Rights                     11

2.   Covenants of the Company                                    12

     2.1  Delivery of Financial Statements                       12
     2.2  Inspection                                             13
     2.3  Termination of Information and Inspection Covenants    13
     2.4  Right of First Offer                                   13
     2.5  Qualified Small Business Status                        14
     2.6  Delivery of Annual Budget                              15
     2.7  Insurance                                              15
     2.8  Committees                                             15
     2.9  Board Representation                                   15
     2.10 Termination of Certain Covenants                       15

3.   Miscellaneous                                               16

     3.1  Successors and Assigns                                 16
     3.2  Governing Law                                          16
     3.3  Counterparts                                           16
     3.4  Titles and Subtitles                                   16
     3.5  Notices                                                16
     3.6  Expenses                                               16
     3.7  Entire Agreement: Amendments and Waivers               16
     3.8  Severability                                           17
     3.9  Aggregation of Stock                                   17

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     THIS SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of December 17, 1999, by and among LinuxCare, Inc., a Delaware corporation (the "COMPANY"), (ii) the purchasers of the Company's Series A Preferred Stock (the "SERIES A INVESTORS") pursuant to the Series A Preferred Stock Purchase Agreement, dated February 1, 1999 (the "FIRST SERIES A AGREEMENT") and the Series A Preferred Stock and Warrant Purchase Agreement dated April 16, 1999 (the "SECOND SERIES A AGREEMENT" and together with the First Series A Agreement, the "SERIES A AGREEMENTS"), (iii) the purchasers of the Company's Series B Preferred Stock (the "SERIES B INVESTORS") pursuant to the Series B Preferred Stock Purchase Agreement of even date herewith, as amended from time to time (the "SERIES B AGREEMENT"), and (iv) Messrs. Arthur F. Tyde III, David L. Sifry and David LaDuke (collectively, the "FOUNDERS"). Collectively, the Series A Investors and the Series B Investors are referred to as the "Investors".

                                  BACKGROUND

     A. The Series A Investors possess registration rights, information rights, rights of first offer, and other rights pursuant to the First Amended and Restated Investors' Rights Agreement dated as of April 16, 1999, among the Company and the Series A Investors (the "PRIOR AGREEMENT").

     B. The holders of a majority of the "REGISTRABLE SECURITIES" of the Company (as defined in the Prior Agreement) desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement.

     C. The Series B Agreement provides that as a condition to the closing of the sale of the Series B Preferred Stock, this Agreement must be executed and delivered by such Series B Investors, Series A Investors holding a majority of the "REGISTRABLE SECURITIES" of the Company (as defined in the Prior Agreement) and the Company.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Existing Investors hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

     1.  Registration Rights. The Company covenants and agrees as follows
         -------------------
immediately prior to the transaction or transactions:

         1.1  Definitions. For purposes of this Agreement:
              -----------

              (a) The term "ACT" means the Securities Act of 1933, as amended.

              (b) The term "CHANGE OF CONTROL" shall be as defined in Section 2(c) of Article IV of the Amended and Restated Certificate of Incorporation of the Company.

              (c) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits ts inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

              (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.11 hereof.

              (e) The term "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock under the Act.

              (f) The term "1934 ACT" means the Securities Exchange Act of 1934, as amended.

              (g) The term "QUALIFIED PUBLIC OFFERING" means a sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, which results in automatic conversion of Preferred Stock into Common Stock in accordance with the Company's Certificate of Incorporation as in effect at the time of the offering.

              (h) The term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

              (i) The term "REGISTRABLE SECURITIES" means (i) the Common Stock issuable or issued (a) upon conversion of the Series A Preferred Stock sold pursuant to the Series A Agreements, (b) upon conversion of the Warrant Shares (as defined in the Second Series A Agreement), (c) upon conversion of the Series B Preferred Stock sold pursuant to the Series B Agreement, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned in compliance with Section 1.11 below and (ii) any Registrable Securities as to which the registration rights set forth in this Section 1 have terminated pursuant to Section 1.14 below.

              (j) The number of shares of "REGISTRABLE SECURITIES" outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

              (k) The term "SEC" shall mean the Securities and Exchange Commission.

         1.2  Request for Registration.
              ------------------------

              (a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) April 30, 2001 or (ii) six
(6) months after the effective date of the Initial Offering, a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the "INITIATING HOLDERS") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $10,000,000, then the Company shall, within twenty (20) business days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use its reasonable best efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) calendar days of the mailing of the Company's notice pursuant to this Section 1.2(a).

              (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 or Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.2(a) or Section 1.4(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders), provided, however, that the number of shares of Registrable Securities to be
--------  -------
included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

              (c) The Company shall not be required to effect a registration pursuant to this Section 1.2:

                  (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

                  (ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registration have been declared or ordered effective; or

                  (iii) during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                  (iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section
1.4 hereof; or

                  (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty
(120) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period.

         1.3  Company Registration.
              --------------------

              (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

              (b) Right to Terminate Registration. The Company shall have the
                  -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 1.7 hereof.

              (c) Underwriting Requirements. In connection with any offering
                  -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it

(or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included (except with the consent of the Holders of the then outstanding Registrable Securities). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

         1.4  Form S-3 Registration. In case the Company shall receive from one
              ---------------------
or more Holders of at least twenty percent (20%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

              (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

              (b) use all reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to
         --------  -------
effect any such registration, qualification or compliance, pursuant to this
Section 1.4:

                  (i) if Form S-3 is not available for such offering by the Holders;

                  (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000;

                  (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or

                  (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

              (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as requests for registration effected pursuant to Sections 1.2.

         1.5  Obligations of the Company. Whenever required under this Section
              --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to hone hundred twenty
(120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed, provided, however, that in the case
                                           -------- --------
of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

              (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

              (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

              (d) use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

              (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

              (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

              (g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

              (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         1.6  Information from Holder. It shall be a condition precedent to the
              -----------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.7  Expenses of Registration. All expenses other than underwriting
               ------------------------
discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), provided, however, that if at
                                                --------  -------
the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4.

         1.8  Delay of Registration. No Holder shall have any right to obtain or
              ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.9  Indemnification. In the event any Registrable Securities are
              ---------------
included in a registration statement under this Section 1:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any other document incident to any such registration, qualification or compliance, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered by such Holder or underwriter, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

              (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 1.9(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this Section 1.9(b) exceed the net proceeds from the offering received by such Holder.

              (c) Promptly after receipt by an indemnified party under this
Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

              (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Holder under this Section 1.9(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (f) The obligations of the Company and Holders under this Section
1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.10 Reports Under Securities Exchange Act of 1934. With a view to
              ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the Initial Offering;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

              (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

         1.11 Assignment of Registration Rights. The rights to cause the
              ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is an employee, affiliate, employee of an affiliate, subsidiary, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations ("RECAPITALIZATIONS"), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         1.12 Limitations on Subsequent Registration Rights. From and after the
              ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the then outstanding Registrable Securities (as defined in Section 1.1(j) above), voting as a class, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

         1.13 "Market Stand-Off" Agreement. Provided that the officers and
               ---------------------------
directors of the Company who own securities of the Company also agree to similar restrictions, each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Company's Initial Offering and shall not apply to any shares purchased by Integral Capital Partners IV, L.P. and Integral Capital Partners IV MS Side Fund, L.P. in the Initial Offering or in the open market following the Initial Offering. The underwriters in connection with the Company's Initial Offering are intended third party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         1.14 Termination of Registration Rights. No Holder shall be entitled
              ----------------------------------
to exercise any right provided for in this Section 1 after (a) five (5) years following the consummation of the Initial Offering or, (b) as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under

Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act.

     2.  Covenants of the Company.
         ------------------------

         2.1  Delivery of Financial Statements.
              --------------------------------

              (a) The Company shall deliver to each Investor:

                  (i)   as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                  (ii) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                  (iii) with respect to the financial statements called for in
Section 2.1(a)(ii), an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

                  (iv) so long as an Investor holds at least 500,000 shares Registrable Securities (as adjusted for Recapitalizations occurring after the date of this Agreement), the Company shall provide such Investor monthly financial statements within ten (10) days of the end of each month; and

                  (v) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection
--------  -------
(v) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

              (b) So long as Patricof & Co. Ventures, Inc. ("PCV") holds at least 500,000 shares of Registrable Securities (as adjusted for Recapitalizations occurring after the date of this Agreement), the Company shall deliver to PCV, within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a financial summary, in a form attached as Exhibit A, signed by the Chief Financial Officer of the
                 ---------
Company.

         2.2  Inspection. The Company shall permit each Investor that holds at
              ----------
least 80,000 shares of Registrable Securities (as adjusted for Recapitalizations occurring after the date of this Agreement), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this
--------  -------
Section 2.2 to provide access to any information that it deems in good faith to be a trade secret or similar confidential information.

         2.3  Termination of Information and Inspection Covenants. The covenants
              ---------------------------------------------------
set forth in Sections 2.1 and 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the closing of the firm commitment underwritten offering of its securities to the general public or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

        2.4  Right of First Offer. Subject to the terms and conditions specified
             --------------------
in this Section 2.4, the Company hereby grants to each Major Investor (as defined below) a right of first offer with respect to future sales by the Company of its Shares (as defined below). For purposes of this Section 2.4, a "MAJOR INVESTOR" shall mean any Investor or transferee that holds at least 80,000 shares of Registrable Securities (as adjusted for Recapitalizations occurring after the date of this Agreement). A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate, provided in each such case that each partner or affiliate is an "accredited investor" within the meaning of Regulation D, Rule 501(a) promulgated by the Securities and Exchange Commission.

     Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock ("SHARES"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions.

              (a) The Company shall deliver a notice in accordance with Section
3.5 ("NOTICE") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

              (b) By written notification received by the Company, within twenty
(20) calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a "FULLY-EXERCISING INVESTOR") of any other Major Investor's failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major

Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A Preferred Stock or Series B Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

              (c) If all Shares that Investors are entitled to obtain pursuant to Section 2.4(b) are not elected to be obtained as provided in Section 2.4(b), the Company may, during the ninety (90) day period following the expiration of the period provided in Section 2.4(b), offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

              (d) The right of first offer in this Section 2.4 shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, directors and consultants for the primary purpose of soliciting or retaining their services issued pursuant to a Company Stock Plan;
(ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities (collectively, "CONVERTIBLE SECURITIES") outstanding as of the date hereof, and the issuance of securities issued pursuant to the conversion or exercise of Convertible Securities issued after the date hereof, provided that the right of first offer in this Section 2.4 shall apply with respect to the initial sale or grant by the Company of such Convertible Securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships, provided (A) that such issuances are for other than primarily equity financing purposes, and (B) that such issuances be approved by both the full board of directors of the Company and the directors elected by the holders of Series A Preferred Stock and Series B Preferred Stock pursuant to Section 5(b) of Article IV of the Company's Amended and Restated Certificate of Incorporation, (vi) the issuance of securities pursuant to a Recapitalization and (vii) the issuance of 1,000 shares of Common Stock as a charitable contribution to the National Alliance Research on Schizophrenia & Depression and Aldea.

         2.5  Qualified Small Business Status. After the Closing Date of the
              -------------------------------
Series B Preferred Stock (the "CLOSING DATE"), the Company shall (a) not make any purchase of its stock during the one-year period following the Closing Date having an aggregate value, when added to the aggregate value of stock purchased by the Company during the one-year period preceding the Closing Date (in each case determined as of the purchase date), exceeding 5% of the aggregate value of all of the Company's stock (such value determined as of the date one year prior to the Closing Date) without having given the holders of the Series A Preferred and Series B Preferred prior notice of such purchase and the opportunity to discuss with the Company means of achieving such purchase without adversely affecting the qualification of the Series A Preferred and Series B

Preferred as "qualified small business stock" set forth in Section 1202(c) of the Code and without such repurchase having been approved by the Board of Directors, (b) use commercially reasonable efforts to use at least 80% (by value) of its assets in the active conduct of one or more qualified trades or business for substantially all of the five-year period following the Closing Date, and (c) not cease to be a C corporation which is an eligible corporation, as defined by Code Section 1202(e)(4).

         2.6  Delivery of Annual Budget. The Company shall submit for the
              -------------------------
approval of the Board of Directors prior to the beginning of each fiscal year an annual budget and strategic plan for each fiscal year.

         2.7  Insurance.
              ---------

              (a) As soon as practicable after the Closing Date, the Company shall obtain a policy of directors' and officers' liability insurance covering directors of the Company in an amount as the Board of Directors shall specify.

              (b) As soon as practicable after the Closing Date, the Company shall obtain and cause to be maintained a policy of key man life insurance, with the Company as the sole beneficiary, covering each of Messrs. Fernand Sarrat, Arthur Tyde and David Sifry in the amount of at least $1,000,000 for each of such individual or in such amount as the Board of Directors shall specify.

         2.8  Committees. The members of each of the compensation and audit
              ----------
committees of the Board of Directors shall include one director designated by the holders of a majority of the Series B Preferred Stock. The Compensation Committee of the Board of Directors shall have, among other responsibilities, the review and approval of stock option grants and the establishment of executive compensation and bonuses.

         2.9  Board Representation. At each election of directors the Investors
              --------------------
and the Founders (and their permitted transferees) shall vote all of their respective capital stock so as to elect: (a) one person designated by holders of a majority of the Series A Preferred Stock, which individual shall initially be Mr. Ted Schlein; (b) one person designated by the holders of a majority of the outstanding shares of Series B Preferred, which individual shall initially be Mr. Paul Vais; (c) two persons designated by the holder of a majority of the Common Stock, which individuals shall initially be Messrs. Fernand Sarrat and Arthur F. Tyde III; and (d) three persons who are not an officer, employee or affiliate of the Company, to be designated by a majority of the outstanding shares of Common Stock and Common Stock issued or issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock, voting together as a class which individuals shall initially be Messrs. Regis McKenna, Ernie Von Simson and John Drew. Any vote taken to remove any director elected pursuant to this Section 2.9, or to fill any vacancy created by the resignation or death of a director elected pursuant to this Section 2.9, shall be filled by the majority vote of the holders of that class or series of stock.

         2.10 Termination of Certain Covenants. The covenants set forth in
              --------------------------------
Section 2.4, 2.5, 2.6, 2.7, 2.8 and 2.9 shall terminate and be of no further force or effect upon (i) the consummation of the sale of securities pursuant to a Qualified Public Offering or (ii) Change of Control of the Company.

     3.  Miscellaneous.
         -------------

         3.1  Successors and Assigns. Except as otherwise provided herein, the
              ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         3.2  Governing Law. This Agreement shall be governed by and construed
              -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         3.3  Counterparts. This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.4  Titles and Subtitles. The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         3.5  Notices. Unless otherwise provided, any notice required or
              -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         3.6  Expenses. If any action at law or in equity is necessary to
              --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         3.7  Entire Agreement: Amendments and Waivers. This Agreement
              ----------------------------------------
(including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities, provided, however, that any amendment or waiver that is detrimental
            --------  -------
to a holder of the Series B Preferred Stock in a manner different than any other holder of Preferred Stock shall require the written consent of the holders of a majority of the Series B Preferred Stock then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.

         3.8  Severability. If one or more provisions of this Agreement are held
              ------------
to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         3.9  Aggregation of Stock. All shares of Registrable Securities held
              --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         LINUXCARE, INC.


                                             /s/ Fernand Sarrat
                                         By: --------------------------------
                                             Name:
                                             Title:

                                         Address: 650 Townsend Street, Suite 320
                                                  San Francisco, CA 94103

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         APA EXCELSIOR V, L.P.
                                         By: APA Excelsior v Partners, L.P.
                                         Its General Partner

                                         --------------------------------------
                                         [Type or Print Name of Investor]

                                         By: Patricof & Co. Managers, Inc.
                                         Its General Partner


                                         By: /s/ Paul A. Vais
                                            ----------------------------
                                         Print Name: Paul A. Vais
                                                    -------------

                                         Title: Managing Director
                                               ------------------
                                               (if applicable)

                                         Address: 2100 Geng Rd.
                                                  -------------
                                                  Suite 150
                                                  ---------
                                                  PALO Alto, CA 94303
                                                  -------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         APAX EUROPE IV - A, L.P.

                                         By: Apax Europe IV GP, L.P.

                                         Its: Managing General Partner

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner


                                         By: /s/ Signature Illegible
                                             ---------------------------
                                             Name: CAEHELYAR
                                                   ---------

                                             Title: DIRECTOR
                                                    --------

   SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                         APAX EUROPE IV - B, L.P.

                                         By: Apax Europe IV GP, L.P.

                                         Its: Managing General Partner

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner


                                         By: /s/ Signature Illegible
                                            ---------------------------
                                            Name: CAEHELLAR
                                                  ---------
                                            Title: DIRECTOR
                                                   --------


                                         APAX EUROPE IV C GmbH & Co. KG

                                         By: Apax Europe IV GP, L.P.

                                         Its: Managing General Partner

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner



                                         By: /s/ Signature Illegible
                                            ---------------------------
                                            Name: CAEHELYAR
                                                  ---------

                                            Title: DIRECTOR
                                                   --------

                                         APAX EUROPE IV - D, L.P.

                                         By: Apax Europe IV GP, L.P.

                                         Its: Managing General Partner

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner



                                         By: /s/ CAEHELYAR
                                            --------------------------
                                            Name: CAEHELYAR

                                            Title: DIRECTOR
                                                   --------


                                         APAX EUROPE IV - E, L.P.

                                         By: Apax Europe IV GP, L.P.

                                         Its: Managing General Partner

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner



                                         By: /s/ CAEHELYAR
                                            --------------------------
                                            Name: CAEHELYAR

                                            Title: DIRECTOR
                                                   --------

                                         APAX EUROPE IV - F, C.V.

                                         By: Apax Europe IV GP, L.P.

                                         Its: Managing General Partner

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner



                                         By: /s/ CAEHELYAR
                                            --------------------------
                                            Name: CAEHELYAR

                                            Title: DIRECTOR
                                                   --------


                                         APAX EUROPE IV - G, C.V.

                                         By: Apax Europe IV GP, L.P.

                                         Its: Managing General Partner

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner


                                         By: /s/ CAEHELYAR
                                            --------------------------
                                            Name: CAEHELYAR
                                                  ---------

                                            Title: DIRECTOR
                                                   --------

                                         APAX EUROPE IV - H GmbH & Co K.G.

                                         By: Apax Europe IV GP, L.P.

                                         Its: attorney

                                         By: Apax Europe IV GP. Co. Limited

                                         Its: Managing General Partner


                                         By: /s/ Signature Illegible
                                            ---------------------------

                                            Name: CAEHELYAR
                                                  ---------

                                            Title: DIRECTOR
                                                   --------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         AUSTIN I LLC
                                         ------------
                                         [Type or Print Name of Investor]


                                         By: /s/ GLENN FUHRMAN
                                            --------------------------
                                         Print Name: GLENN FUHRMAN
                                                     -------------

                                         Title: MANAGER
                                                -------
                                                (if applicable)

                                         Address: c/o MSD CAPITAL
                                                  ---------------
                                                  780 THIRD AVE. 43rd FLOOR
                                                  -------------------------
                                                  NEW YORK, NY 10017
                                                  ------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         BLACK MARLIN INVESTMENTS, LLC
                                         -----------------------------
                                         [Type or Print Name of Investor]


                                         By: /s/ JOHN PHELAN
                                            ----------------------------
                                         Print Name: JOHN PHELAN
                                                     -----------

                                         Title: MANAGER
                                                -------
                                                (if applicable)

                                         Address: c/o MSD CAPITAL
                                                  ---------------
                                                  780 THIRD AVE - 43rd FL.
                                                  ------------------------
                                                  NEW YORK, NY 10017
                                                  ------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.


                                         --------------------------------------
                                         [Type or Print Name of Investor]


                                         By: /s/ Signature Illegible
                                            ----------------------------
                                         Print Name: JENS CHRISTENSEN
                                                     ----------------

                                         Title:_________________________
                                                   (if applicable)

                                         Address: ______________________
                                                  ______________________
                                                  ______________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         ComDisco, Inc.
                                         --------------
                                         [Type or Print Name of Investor]


                                         By: /s/ Jill Hanes
                                             --------------------------
                                          Print Name: Jill Hanes
                                                      -----------

                                          Title: SR VP
                                                 -----
                                                 (if applicable)

                                          Address: 6111 N River Rd.
                                                   ----------------
                                                   Rosemont, IL
                                                   ------------
                                                   ATTN: Venture Group 60018
                                                   -------------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         CONSTANTIN DELIVANIS
                                         --------------------
                                         [Type or Print Name of Investor]


                                         By: /s/ CONSTANTIN DELIVANIS
                                             -----------------------------
                                         Print Name: CONSTANTIN DELIVANIS
                                                     --------------------

                                         Title:___________________________
                                                   (if applicable)

                                         Address: 12440 HILLTOP DR
                                                  ----------------
                                                  LOS ALTOS HILLS, CA 94024
                                                  -------------------------

                                                  ------------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         DELL USA L.P.
                                         -------------
                                         [Type or Print Name of Investor]

                                         By: Del. Gen. P. Corp., its General
                                             Partner


                                         By: /s/ Alex C. Smith
                                             --------------------------
                                         Print Name: Alex C. Smith
                                                     -------------

                                         Title: V.P., Dell Ventures
                                                -------------------
                                                  (if applicable)

                                         Address: Round Rock 1, Mail Code # 8033
                                                  ------------------------------
                                                  One Dell Way
                                                  ------------
                                                  Round Rock TX 78682
                                                  -------------------

                                         Attn: Thomas H. Welch, Jr. - Legal
                                         Vice President, Deputy General Counsel

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         Dibachi Family Trust
                                         --------------------
                                         [Type or Print Name of Investor]


                                         By: /s/ Farzad Dibachi
                                             --------------------------
                                         Print Name: Farzad Dibachi
                                                     --------------

                                         Title:  Trustee
                                                 -------
                                                 (if applicable)

                                         Address: ______________________

                                                  ______________________

                                                  ______________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         JOHN DREW
                                         ---------
                                         [Type or Print Name of Investor]


                                         By: /s/ John Drew
                                            -----------------------------

                                         Print Name:_____________________

                                         Title:__________________________
                                                   (if applicable)

                                         Address: _______________________

                                                  _______________________

                                                  _______________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         Melody Kean Haller
                                         ------------------
                                         [Type or Print Name of Investor]


                                         By: /s/ Melody Kean Haller
                                            --------------------------

                                         Print Name:__________________

                                         Title:_______________________
                                                   (if applicable)

                                         Address: c/o Antenna Group, Inc.
                                                  -----------------------
                                                  301 Howard St., Ste. 1440
                                                  -------------------------
                                                  San Fran., CA 94105
                                                  -------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         Integral Capital Partners IV, L.P.
                                         ----------------------------------
                                         [Type or Print Name of Investor]

                                         By Integral Capital Management IV, LLC
                                         Its General Partner

                                         By: Pamela Hagenah
                                             --------------

                                         Print Name: Pamela Hagenah
                                                     --------------

                                         Title: Manager
                                                -------
                                                (if applicable)

                                         Address: 2750 Sand Hill Road
                                                  -------------------

                                                  Menlo Park, CA 94025
                                                  --------------------

                                                  --------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                               Integral Capital Partners IV MS side fund, L.P.
                               -----------------------------------------------
                               [Type or Print Name of Investor]

                               By Integral Capital Partners NBT, LLC
                               Its General Partner

                               By: Pamela Hagenah
                                   --------------

                               Print Name: Pamela Hagenah
                                           --------------

                               Title: Manager
                                      -------
                                      (if applicable)

                               Address: 2750 Sand Hill Road
                                        -------------------

                                        Menlo Park, CA 94025
                                        -------------------

                                        ------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         KPCB HOLDINGS, INC.
                                         -------------------
                                         [Type or Print Name of Investor]

                                             /s/ Ted Schlein
                                         By: ------------------------

                                         Print Name: TED SCHLEIN
                                                     -----------

                                         Title:______________________
                                                  (if applicable)

                                         Address: ___________________

                                                  ___________________

                                                  ___________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         ___________________________________
                                         [Type or Print Name of Investor]

                                             /s/ Dave McGuerty
                                         By: ------------------------------

                                         Print Name: Dave McGuerty
                                                     -------------

                                         Title:____________________________
                                                     (if applicable)

                                         Address: 38 Argon Blvd
                                                  -------------------
                                                  San Mateo, CA 94402
                                                  -------------------
                                                  ___________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         McKenna Ventures, L.P.
                                         ----------------------
                                         [Type or Print Name of Investor]

                                             /s/ Regis McKenna
                                         By: ---------------------------

                                         Print Name: Regis McKenna
                                                     -------------

                                         Title: G.P.
                                                ----
                                                (if applicable)

                                         Address: 1409 GALLOWAY CT
                                                  ----------------
                                                  SUNNYVALE, CA
                                                  -------------
                                                  94087
                                                  -----

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         Motorola, Inc.
                                         --------------
                                         [Type or Print Name of Investor]

                                             /s/ Wayne E. Sennett
                                         By: ----------------------------

                                         Print Name: Wayne E. Sennett
                                                     ----------------

                                         Title: Corp VP & GM
                                                ------------
                                                (if applicable)

                                         Address: 2900 S. Diablo Way
                                                  ------------------
                                                  Tempe AZ 85282
                                                  --------------

                                                  _________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         MSD Portfolio, L.P. - Investments
                                         ---------------------------------
                                         [Type or Print Name of Investor]

                                             /s/ Glen Fuhrman
                                         By: -----------------------------

                                         Print Name: GLEN FUHRMAN
                                                    ------------

                                         Title: MANAGING PRINCIPAL
                                                ------------------
                                                  (if applicable)

                                         Address: c/o MSD CAPITAL
                                                  ---------------
                                                  780 THIRD AVE
                                                  -------------
                                                  NEW YORK, NY 10017
                                                  ------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         Oracle Corporation
                                         ------------------
                                         [Type or Print Name of Investor]

                                             /s/ Matt Mosman
                                         By:-------------------------

                                         Print Name: Matt Mosman
                                                     -----------

                                         Title: Vice President, Corporate
                                                --------------------------
                                                Development
                                                --------------------------
                                                           (if applicable)

                                         Address: 500 Oracle Parkway
                                                  ------------------

                                                  Redwood City, CA 94065
                                                  ----------------------

                                                  _____________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                     PATRICOF PRIVATE INVESTMENT CLUB II, L.P.
                                     BY: APA Excelsior V Partners, L.P.
                                     Its General Partner
                                     --------------------------------
                                     [Type or Print Name of Investor]

                                     By: Patricof & Co. Managers, Inc.
                                     Its General Partner

                                         /s/ Paul A. Vais
                                     By:-------------------------

                                     Print Name: Paul A. Vais
                                                 ------------

                                     Title: Managing Director
                                            -----------------
                                            (if applicable)

                                     Address: 2100 Geng Rd.
                                              -------------
                                              Suit 150
                                              --------
                                              Palo Alto, CA 99303
                                              -------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         Hasso Plattner
                                         --------------
                                         [Type or Print Name of Investor]

                                             /s/ Signature Illegible
                                         By:--------------------------------

                                         By: Ronn Loewenthal Attorney-In-Fact
                                             --------------------------------

                                         Print Name:_________________________

                                         Title:______________________________
                                                         (if applicable)

                                         Address: c/o LOEWENTHAL CAPITAL
                                                  ----------------------
                                                  235 MONTGOMERY ST. STE 920
                                                  --------------------------
                                                  SAN FRANCISCO, CA 94104
                                                  -----------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         -------------------------------------
                                         [Type or Print Name of Investor]

                                             /s/ M. RANGASWAMI
                                         By:------------------------------

                                         Print Name: M. RANGASWAMI
                                                     -------------

                                         Title: _________________________
                                                      (if applicable)

                                         Address: _______________________

                                                  _______________________

                                                  _______________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         RPKS Investments, LLC
                                         ---------------------
                                         [Type or Print Name of Investor]

                                             /s/ GLENN FURMAN
                                         By:-----------------------------

                                         Print Name: GLENN FURMAN
                                                     ------------

                                         Title: MANAGER
                                                -------
                                                (if applicable)

                                         Address: c/o MSD CAPITAL
                                                  ---------------
                                                  780 THIRD AVE
                                                  -------------
                                                  NEW YORK, NY 10017
                                                  ------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                    Sun microsystems, Inc.
                                    ----------------------
                                    [Type or Print Name of Investor]

                                        /s/ Michael Lehman
                                    By: ----------------------------

                                    Print Name: Michael Lehman
                                                --------------

                                    Title: Vice President, Corporate Resources
                                           Chief Financial Officer
                                           -----------------------------------
                                                   (if applicable)

                                    Address: Sun microsystems, Inc.
                                             ----------------------
                                             901 San Antonio Road
                                             --------------------
                                             Palo Alto, CA 94303
                                             -------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         Triple Marlin Investments, LLC
                                         ------------------------------
                                         [Type or Print Name of Investor]

                                             /s/ John Phelan
                                         By:----------------------------

                                         Print Name: JOHN PHELAN
                                                     -----------

                                         Title: MANAGER
                                                -------
                                                (if applicable)

                                         Address: C/O MSD CAPITAL
                                                  ---------------
                                                  780 THIRD AVE
                                                  -------------
                                                  NEW YORK, NY 10017
                                                  ------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         VERMEER INVESTMENTS, LLC
                                         ------------------------
                                         [Type or Print Name of Investor]

                                             /s/ Glenn Fuhrman
                                         By:----------------------------

                                         Print Name: GLENN FUHRMAN
                                                     -------------

                                         Title: MANAGER
                                                -------
                                                (if applicable)

                                         Address: c/o MSD CAPITAL
                                                  ---------------
                                                  780 THIRD AVE - 43RD FL.
                                                  ------------------------
                                                  NEW YORK, NY 10017
                                                  ------------------

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         ERNEST M. VON SIMSON
                                         --------------------
                                         [Type or Print Name of Investor]

                                             /s/ ERNEST M. VON SIMSON
                                         By:----------------------------

                                         Print Name: ERNEST M. VON SIMSON
                                                     --------------------

                                         Title:__________________________
                                                    (if applicable)

                                         Address: 16 West 77
                                                  ----------
                                                  New York, NY 10024
                                                  ------------------
                                                  __________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         __________________________________
                                         [Type or Print Name of Investor]

                                             /s/ SUNIL WADHWANI
                                         By:-------------------------------

                                         Print Name: SUNIL WADHWANI
                                                     --------------

                                         Title:____________________________
                                                     (if applicable)

                                         Address: _________________________

                                                  _________________________

                                                  _________________________

                                LINUXCARE, INC.

                            INVESTOR SIGNATURE PAGE

                                      TO

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     The undersigned hereby executes and delivers the Second Amended and Restated Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                         WS Investment Company 99B
                                         -------------------------
                                         [Type or Print Name of Investor]

                                             /s/ James A. Terranova
                                         By:-----------------------------

                                         Print Name: James A. Terranova
                                                     ------------------

                                         Title:__________________________
                                                   (if applicable)

                                         Address:________________________

                                                 ________________________

                                                 ________________________

                                   Exhibit A

       Patricof Form of Financial Summary (pursuant to Section 2.1(b)).